UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investors Services 1-800-822-5544 or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: July 31

Date of reporting period: January 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / JANUARY 31, 2009

Legg Mason Partners

Strategic Income Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the six-month reporting period ended January 31, 2009. Looking back, U.S. gross domestic product (“GDP”)i growth was 2.8% during the second quarter of 2008. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5% and its preliminary estimate for fourth quarter GDP decline was 6.2%, the latter being the worst quarterly reading since 1982.

While there were increasing signs that the U.S. was headed for a recession, the speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007. The NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it has felt like we have been in the midst of a recession for quite some time. Consumer spending, which represents approximately two-thirds of GDP, has been disappointing. According to the International Council of Shopping Centers, retail sales rose a tepid 1% in 2008, the weakest level in at least thirty-eight years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined during each of the last thirteen months ended January 2009. Over that period, 3.6 million jobs were lost, with half of the total occurring during the last three months. In addition, in January 2009, the unemployment rate hit 7.6%, a sixteen-year high.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When the reporting

Legg Mason Partners Strategic Income Fund	I

Letter from the chairman continued

period began, the federal funds rateiii was 2.00%. While the Fed had cut rates a total of 2.25%, from 4.25% to 2.00% during the first four months of 2008, it then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of zero to 0.25% — an historic low — and maintained this stance during its next meeting in January 2009. In conjunction with the January meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. The focus of the Committee’s policy is to support the functioning of financial markets and stimulate the economy through open market operations and other measures that are likely to keep the size of the Federal Reserve’s balance sheet at a high level.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. Prior to the beginning of the reporting period, in March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. President Obama has made reviving the economy a priority in his administration, as his economic stimulus package is expected to surpass $800 billion.

During the six-month reporting period ended January 31, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal

II	Legg Mason Partners Strategic Income Fund

bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the six months ended January 31, 2009, two-year Treasury yields fell from 2.52% to 0.94%. Over the same time frame, ten-year Treasury yields moved from 3.99% to 2.87%. Looking at the six-month period as a whole, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 3.23%.

Periods of increased investor risk aversion caused the high-yield bond market to produce extremely poor results over the six months ended January 31, 2009. While the asset class rallied in December 2008 and January 2009, it was not enough to overcome earlier flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in September, October and November 2008. During those three months, the Citigroup High Yield Market Indexv (the “Index”) returned -8.01%, -15.34% and -9.75%, respectively. Over the six months ended January 31, 2009, the Index returned -19.51%.

Fears of a global recession, falling commodity prices and seizing credit markets sent emerging market debt prices sharply lower during the six-month reporting period. While the asset class rallied during the second half of the period, it was not enough to offset its sharp losses in September and October 2008. During those two months, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -6.84% and -14.89%, respectively. Over the six months ended January 31, 2009, the EMBI Global returned -10.98%.

Performance review

For the six months ended January 31, 2009, Class A shares of Legg Mason Partners Strategic Income Fund, excluding sales charges, returned -9.68%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Index, returned 3.23% for the same period. The Lipper Multi-Sector Income Funds Category Average1 returned -11.90% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 160 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Strategic Income Fund	III

Letter from the chairman continued

PERFORMANCE SNAPSHOT as of January 31, 2009 (excluding sales charges) (unaudited)
6 MONTHS (not annualized)
Strategic Income Fund — Class A Shares	-9.68%
Barclays Capital U.S. Aggregate Index	3.23%
Lipper Multi-Sector Income Funds Category Average[1]	-11.90%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned -9.93%, Class C shares returned -9.89% and Class I shares returned -9.34% over the six months ended January 31, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
The 30-Day SEC Yields for the period ended January 31, 2009 for Class A, B, C and I shares were 9.17%, 9.01%, 9.19% and 10.04%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated November 25, 2008, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.09%, 1.69%, 1.54% and 0.69%, respectively.

Special shareholder notice

Effective November 3, 2008, the Fund’s name changed from Legg Mason Partners Diversified Strategic Income Fund to Legg Mason Partners Strategic Income Fund. The Fund’s investment objective and strategy remain unchanged.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 160 funds in the Fund’s Lipper category, and excluding sales charges.

IV	Legg Mason Partners Strategic Income Fund

credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Legg Mason Partners Strategic Income Fund	V

Letter from the chairman continued

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 27, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund is subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. In addition, the Fund invests in high-yield securities. These issues are lower-rated and inherently more risky than higher-rated fixed-income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

VI	Legg Mason Partners Strategic Income Fund

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — January 31, 2009

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2008 and held for the six months ended January 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(9.68)%	$1,000.00	$903.20	1.03%	$4.94
Class B	(9.93)	1,000.00	900.70	1.73	8.29
Class C	(9.89)	1,000.00	901.10	1.55	7.43
Class I	(9.34)	1,000.00	906.60	0.69	3.32

[1]	For the six months ended January 31, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,020.01	1.03%	$5.24
Class B	5.00	1,000.00	1,016.48	1.73	8.79
Class C	5.00	1,000.00	1,017.39	1.55	7.88
Class I	5.00	1,000.00	1,021.73	0.69	3.52

[1]	For the six months ended January 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	3

Schedule of investments (unaudited)

January 31, 2009

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT	SECURITY	VALUE

CORPORATE BONDS & NOTES — 66.5%
CONSUMER DISCRETIONARY — 8.7%
	Auto Components — 0.1%
$450,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	$173,250
	Visteon Corp., Senior Notes:
284,000	8.250% due 8/1/10	52,540
733,000	12.250% due 12/31/16(a)	84,295
	Total Auto Components	310,085
	Automobiles — 0.9%
700,000	DaimlerChrysler North America Holding Corp., 5.875% due 3/15/11	671,552
	Ford Motor Co.:
	Debentures:
485,000	8.875% due 1/15/22	97,000
875,000	6.625% due 10/1/28	153,125
525,000	8.900% due 1/15/32	86,625
5,590,000	Notes, 7.450% due 7/16/31	1,257,750
	General Motors Corp., Senior Debentures:
790,000	8.250% due 7/15/23	110,600
14,080,000	8.375% due 7/15/33	2,041,600
	Total Automobiles	4,418,252
	Diversified Consumer Services — 0.2%
	Education Management LLC/Education Management Finance Corp.:
420,000	Senior Notes, 8.750% due 6/1/14	360,150
475,000	Senior Subordinated Notes, 10.250% due 6/1/16	396,625
245,000	Service Corp. International, Senior Notes, 7.625% due 10/1/18	226,625
	Total Diversified Consumer Services	983,400
	Hotels, Restaurants & Leisure — 0.5%
750,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14(b)(c)	4,125
425,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	312,375
295,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	227,150
1,145,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	234,725
585,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	213,525
	MGM MIRAGE Inc.:
145,000	Notes, 6.750% due 9/1/12	86,275
430,000	Senior Notes, 7.625% due 1/15/17	238,650

See Notes to Financial Statements.

4	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Hotels, Restaurants & Leisure — 0.5% continued
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
$75,000	7.125% due 8/15/14	$42,000
75,000	6.875% due 2/15/15	40,500
120,000	River Rock Entertainment Authority, Senior Secured Notes, 9.750% due 11/1/11	99,000
375,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	196,875
165,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 6.875% due 2/1/14(a)(d)	96,525
1,095,000	Station Casinos Inc., Senior Notes, 7.750% due 8/15/16(b)	213,525
275,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10(a)	215,875
	Total Hotels, Restaurants & Leisure	2,221,125
	Household Durables — 0.4%
110,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	64,350
500,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06(b)(c)(e)	0
330,000	K Hovnanian Enterprises Inc., Senior Notes, 8.625% due 1/15/17	92,400
1,045,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	924,825
690,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	534,750
	Total Household Durables	1,616,325
	Leisure Equipment & Products — 2.6%
18,150,000	Eastman Kodak Co., 7.250% due 11/15/13	12,251,250
	Media — 3.6%
	Affinion Group Inc.:
870,000	Senior Notes, 10.125% due 10/15/13	682,950
420,000	Senior Subordinated Notes, 11.500% due 10/15/15	275,100
16,000	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	3,760
4,232,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15(c)	761,760
1,309,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13(c)	687,225
780,000	Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15(a)	393,900
135,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12(c)(e)	2,700
270,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11(c)	6,412
760,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)(c)	661,200

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Media — 3.6% continued
$270,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11	$76,950
435,000	CMP Susquehanna Corp., 10.125% due 5/15/14	16,313
2,700,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13	2,921,562
140,000	Comcast Cable Communications Inc., Notes, 8.875% due 5/1/17	147,700
	Comcast Corp.:
	Notes:
1,580,000	6.500% due 1/15/15	1,597,036
20,000	5.875% due 2/15/18	19,733
690,000	Senior Notes, 6.500% due 1/15/17	699,826
	CSC Holdings Inc., Senior Notes:
25,000	8.125% due 7/15/09	25,187
1,025,000	7.625% due 4/1/11	1,025,000
100,000	6.750% due 4/15/12	96,750
2,661,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13	778,342
1,840,000	EchoStar DBS Corp., Senior Notes, 7.750% due 5/31/15	1,729,600
1,225,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	44,406
	News America Inc.:
690,000	6.200% due 12/15/34	644,102
675,000	Notes, 5.300% due 12/15/14	655,651
80,000	Senior Notes, 6.650% due 11/15/37	74,630
925,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 1/15/16	101,750
410,000	Sun Media Corp., 7.625% due 2/15/13	334,150
2,545,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31	2,458,172
	Total Media	16,921,867
	Multiline Retail — 0.3%
	Dollar General Corp.:
250,000	Senior Notes, 10.625% due 7/15/15	250,000
735,000	Senior Subordinated Notes, 11.875% due 7/15/17(f)	679,875
	Neiman Marcus Group Inc.:
1,225,000	Senior Notes, 9.000% due 10/15/15(f)	551,250
280,000	Senior Secured Notes, 7.125% due 6/1/28	130,200
	Total Multiline Retail	1,611,325
	Specialty Retail — 0.1%
550,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	280,500
370,000	Flooring America Inc., Senior Notes, 9.250% due 10/15/07(b)(c)(e)	0
	Total Specialty Retail	280,500

See Notes to Financial Statements.

6	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Textiles, Apparel & Luxury Goods — 0.0%
$50,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	$37,750
	TOTAL CONSUMER DISCRETIONARY	40,651,879
CONSUMER STAPLES — 0.8%
	Food & Staples Retailing — 0.4%
	CVS Lease Pass-Through Trust:
349,847	5.880% due 1/10/28(a)	266,898
1,477,865	6.036% due 12/10/28(a)	1,130,694
	Kroger Co.:
60,000	6.400% due 8/15/17	60,923
90,000	Senior Notes, 6.150% due 1/15/20	89,748
220,000	Wal-Mart Stores Inc., Notes, 5.800% due 2/15/18	240,891
	Total Food & Staples Retailing	1,789,154
	Food Products — 0.3%
	Dole Food Co. Inc., Senior Notes:
1,716,000	7.250% due 6/15/10	1,458,600
50,000	8.875% due 3/15/11	37,750
	Total Food Products	1,496,350
	Tobacco — 0.1%
	Alliance One International Inc., Senior Notes:
100,000	8.500% due 5/15/12	79,500
285,000	11.000% due 5/15/12	249,375
	Total Tobacco	328,875
	TOTAL CONSUMER STAPLES	3,614,379
ENERGY — 12.1%
	Energy Equipment & Services — 0.3%
1,035,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	729,675
150,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	117,750
340,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	328,100
	Total Energy Equipment & Services	1,175,525
	Oil, Gas & Consumable Fuels — 11.8%
2,020,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	1,687,732
	Anadarko Petroleum Corp., Senior Notes:
1,860,000	2.396% due 9/15/09(d)	1,827,342
540,000	5.950% due 9/15/16	487,884
1,455,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,062,150
1,965,000	Chesapeake Energy Corp., Senior Notes, 7.250% due 12/15/18	1,655,512

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	7

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Oil, Gas & Consumable Fuels — 11.8% continued
	Compagnie Generale de Geophysique SA, Senior Notes:
$515,000	7.500% due 5/15/15	$377,238
310,000	7.750% due 5/15/17	223,200
4,800,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	5,254,771
400,816	Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds, 6.094% due 4/15/10(a)(d)(f)	222,453
500,000	Costilla Energy Inc., Senior Notes, 10.250% due 10/1/06(b)(c)(e)	0
1,620,000	Devon Energy Corp., Debentures, 7.950% due 4/15/32	1,764,489
	El Paso Corp.:
	Medium-Term Notes:
500,000	7.375% due 12/15/12	466,250
4,701,000	7.800% due 8/1/31	3,666,780
13,044,000	7.750% due 1/15/32	10,174,320
4,000,000	Notes, 7.875% due 6/15/12	3,910,000
1,815,000	Senior Subordinated Notes, 7.000% due 6/15/17	1,669,800
670,000	Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66(d)	422,603
1,305,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	1,102,725
200,000	Forest Oil Corp., Senior Notes, 8.000% due 12/15/11	193,500
1,550,000	Gaz Capital SA, Notes, 8.625% due 4/28/34(a)	1,296,157
	Gazprom, Loan Participation Notes:
2,630,000	6.212% due 11/22/16(a)	1,933,050
1,370,000	Senior Notes, 6.510% due 3/7/22(a)	842,550
370,000	Hess Corp., Notes, 7.300% due 8/15/31	323,926
730,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	547,500
1,580,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(a)	1,287,700
	Kerr-McGee Corp., Notes:
1,450,000	6.950% due 7/1/24	1,156,369
660,000	7.875% due 9/15/31	574,205
	Kinder Morgan Energy Partners LP:
20,000	Medium-Term Notes, 6.950% due 1/15/38	18,988
500,000	Notes, 6.750% due 3/15/11	519,880
	Senior Notes:
330,000	6.300% due 2/1/09	330,000
35,000	7.125% due 3/15/12	36,116
325,000	5.000% due 12/15/13	312,035
20,000	6.000% due 2/1/17	18,809
530,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	400,150

See Notes to Financial Statements.

8	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Oil, Gas & Consumable Fuels — 11.8% continued
	OPTI Canada Inc., Senior Secured Notes:
$640,000	7.875% due 12/15/14	$288,000
620,000	8.250% due 12/15/14	288,300
215,000	Peabody Energy Corp., Senior Notes, 6.875% due 3/15/13	210,700
1,626,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	1,298,535
260,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	258,700
510,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	471,750
470,000	Petroplus Finance Ltd., Senior Notes, 7.000% due 5/1/17(a)	343,100
1,725,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(b)(c)	69,000
905,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	701,375
10,000	Tennessee Gas Pipeline Co., Debentures, 7.625% due 4/1/37	8,899
400,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	278,000
650,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	523,250
	Williams Cos. Inc.:
	Notes:
2,000,000	7.125% due 9/1/11	1,961,130
2,725,000	7.875% due 9/1/21	2,593,772
262,000	8.750% due 3/15/32	240,290
50,000	Senior Notes, 7.625% due 7/15/19	47,709
40,000	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12	40,466
	Total Oil, Gas & Consumable Fuels	55,389,160
	TOTAL ENERGY	56,564,685
FINANCIALS — 17.9%
	Capital Markets — 1.8%
4,030,000	Bear Stearns Co. Inc., Senior Notes, 7.250% due 2/1/18	4,296,855
780,000	Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11	781,708
350,000	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10	347,101
	Lehman Brothers Holdings Inc., Medium-Term Notes:
1,000,000	4.500% due 7/26/10(b)	145,000
270,000	5.625% due 1/24/13(b)	39,150
520,000	Senior Notes, 6.200% due 9/26/14(b)	75,400
	Morgan Stanley:
	Medium-Term Notes:
410,000	5.625% due 1/9/12	385,232
650,000	1.536% due 10/18/16(d)	438,497
1,975,000	Subordinated Notes, 4.750% due 4/1/14	1,646,727

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	9

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Capital Markets — 1.8% continued
$430,000	Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13(a)	$406,350
	Total Capital Markets	8,562,020
	Commercial Banks — 3.1%
	Glitnir Banki HF:
	Notes:
1,070,000	6.330% due 7/28/11(a)(b)(c)	80,250
780,000	6.375% due 9/25/12(a)(b)(c)	58,500
200,000	Subordinated Bonds, 7.451% due 9/14/16(a)(b)(c)(d)(g)	120
2,270,000	Subordinated Notes, 6.693% due 6/15/16(a)(b)(c)(d)	1,362
	ICICI Bank Ltd., Subordinated Bonds:
1,082,000	6.375% due 4/30/22(a)(d)	612,110
870,000	6.375% due 4/30/22(a)(d)	507,849
460,000	Landsbanki Islands HF, Senior Notes, 6.100% due 8/25/11(a)(b)(c)	3,450
1,230,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15(a)(d)(g)	586,682
2,060,000	RSHB Capital, Loan Participation Notes, 6.299% due 5/15/17(a)	1,297,800
220,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16(a)(d)	175,686
2,280,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16(a)(d)(g)	317,962
	TuranAlem Finance BV, Bonds:
3,710,000	8.250% due 1/22/37(a)	1,613,850
550,000	8.250% due 1/22/37(a)	225,263
5,280,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14	4,709,390
4,365,000	Wells Fargo & Co., Notes, 5.300% due 8/26/11	4,416,297
100,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	75,013
	Total Commercial Banks	14,681,584
	Consumer Finance — 4.7%
450,000	American General Finance Corp., Medium-Term Notes, 6.900% due 12/15/17	202,042
	Ford Motor Credit Co.:
	Notes:
350,000	7.375% due 10/28/09	313,758
600,000	5.700% due 1/15/10	508,432
1,075,000	7.875% due 6/15/10	888,220
150,000	7.000% due 10/1/13	93,464
	Senior Notes:
3,137,000	7.246% due 6/15/11(d)	2,168,451
700,000	9.875% due 8/10/11	520,747

See Notes to Financial Statements.

10	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Consumer Finance — 4.7% continued
$240,000	4.010% due 1/13/12(d)	$149,100
210,000	12.000% due 5/15/15	155,489
12,990,000	8.000% due 12/15/16	7,787,856
	GMAC LLC:
443,000	7.500% due 12/31/13(a)	261,574
532,000	8.000% due 12/31/18(a)	210,326
14,847,000	8.000% due 11/1/31(a)	8,909,299
	Total Consumer Finance	22,168,758
	Diversified Financial Services — 7.2%
1,280,000	Aiful Corp., Notes, 5.000% due 8/10/10(a)	520,230
800,000	Bank of America Corp., Subordinated Notes, 5.420% due 3/15/17	656,873
665,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(a)(c)	282,625
	Citigroup Inc.:
1,820,000	Notes, 6.875% due 3/5/38	1,637,811
300,000	Senior Notes, 5.875% due 5/29/37	232,320
80,000	Subordinated Notes, 6.125% due 8/25/36	56,545
19,306,000	Dow Jones CDX HY, 7.625% due 6/29/12(a)	16,096,378
3,070,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11(a)	2,954,875
209,934	Emeralds, Notes, 2.439% due 8/4/20(a)(c)(d)(e)	156,401
870,000	General Electric Capital Corp., Medium-Term Notes, 4.125% due 9/1/09	870,116
	JPMorgan Chase & Co.:
1,360,000	5.150% due 10/1/15	1,268,064
	Subordinated Notes:
700,000	6.625% due 3/15/12	711,866
5,160,000	5.125% due 9/15/14	4,977,470
890,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16(d)(g)	629,137
405,000	Smurfit Kappa Funding PLC, Senior Subordinated Notes, 7.750% due 4/1/15	236,925
	TNK-BP Finance SA:
1,710,000	Bonds, 7.500% due 7/18/16(a)	1,085,850
	Senior Notes:
270,000	6.625% due 3/20/17(a)	157,950
100,000	7.500% due 7/18/16(a)	63,500
100,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 9.378% due 10/1/15	85,000
960,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	859,200
	Total Diversified Financial Services	33,539,136

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	11

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Insurance — 0.1%
$260,000	American International Group Inc., Medium-Term Notes, 5.850% due 1/16/18	$185,602
	Real Estate Investment Trusts (REITs) — 0.2%
40,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	16,200
175,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13	152,250
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
235,000	6.500% due 6/1/16	197,400
865,000	6.750% due 4/1/17	726,600
	Total Real Estate Investment Trusts (REITs)	1,092,450
	Real Estate Management & Development — 0.1%
325,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15(b)(c)	50,375
2,350,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	282,000
	Total Real Estate Management & Development	332,375
	Thrifts & Mortgage Finance — 0.7%
670,000	Countrywide Financial Corp., 6.250% due 5/15/16	618,723
3,920,000	Ocwen Capital Trust I, Junior Subordinated Capital Securities, 10.875% due 8/1/27(e)	2,704,800
	Total Thrifts & Mortgage Finance	3,323,523
	TOTAL FINANCIALS	83,885,448
HEALTH CARE — 3.2%
	Health Care Equipment & Supplies — 0.1%
390,000	Advanced Medical Optics Inc., Senior Subordinated Notes, 7.500% due 5/1/17	434,850
	Health Care Providers & Services — 3.1%
140,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	135,450
	DaVita Inc.:
5,000	Senior Notes, 6.625% due 3/15/13	4,862
1,710,000	Senior Subordinated Notes, 7.250% due 3/15/15	1,658,700
	HCA Inc.:
70,000	Debentures, 7.500% due 11/15/95	28,505
219,000	Senior Notes, 5.750% due 3/15/14	154,395
	Senior Secured Notes:
1,090,000	9.125% due 11/15/14	1,049,125
1,070,000	9.250% due 11/15/16	1,024,525
6,402,000	9.625% due 11/15/16(f)	5,393,685
2,225,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	1,969,125

See Notes to Financial Statements.

12	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Health Care Providers & Services — 3.1% continued
$3,296,000	Tenet Healthcare Corp., Senior Notes, 7.375% due 2/1/13	$2,686,240
	Universal Hospital Services Inc., Senior Secured Notes:
180,000	5.943% due 6/1/15(d)	121,500
135,000	8.500% due 6/1/15(f)	114,750
864,000	US Oncology Holdings Inc., Senior Notes, 8.334% due 3/15/12(d)(f)	436,320
	Total Health Care Providers & Services	14,777,182
	Pharmaceuticals — 0.0%
1,430,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(b)(c)	7,150
	TOTAL HEALTH CARE	15,219,182
INDUSTRIALS — 5.1%
	Aerospace & Defense — 0.3%
1,135,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(f)	289,425
3,316	Kac Acquisition Co., Subordinated Notes, 8.000% due 4/26/26(b)(c)(e)(f)	0
1,345,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	1,339,956
	Total Aerospace & Defense	1,629,381
	Airlines — 0.1%
216,079	Continental Airlines Inc., Pass-Through Certificates, 8.312% due 4/2/11	164,220
1,300,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	461,500
	Total Airlines	625,720
	Building Products — 1.0%
1,455,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	1,302,225
3,270,000	GTL Trade Finance Inc., 7.250% due 10/20/17(a)	2,912,752
725,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	152,250
900,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.093% due 3/1/14	108,000
	Total Building Products	4,475,227
	Commercial Services & Supplies — 1.3%
999,000	Allied Waste North America Inc., Senior Notes, 6.875% due 6/1/17	970,539
75,000	Corrections Corp. of America, Senior Subordinated Notes, 6.250% due 3/15/13	73,313
1,165,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	1,013,550

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	13

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Commercial Services & Supplies — 1.3% continued
$490,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	$467,950
845,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	538,688
850,000	US Investigations Services Inc., Senior Subordinated Notes, 10.500% due 11/1/15(a)	667,250
2,290,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	2,210,617
	Total Commercial Services & Supplies	5,941,907
	Electrical Equipment — 0.0%
40,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	18,200
	Industrial Conglomerates — 1.5%
	Sequa Corp., Senior Notes:
240,000	11.750% due 12/1/15(a)	97,200
256,473	13.500% due 12/1/15(a)(f)	91,048
360,000	Tyco International Group SA, Senior Notes, 6.375% due 10/15/11	359,307
7,730,000	Tyco International Ltd./Tyco International Finance SA, Senior Bonds, 6.875% due 1/15/21	6,520,425
	Total Industrial Conglomerates	7,067,980
	Road & Rail — 0.6%
3,185,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	1,676,106
960,000	Kansas City Southern de Mexico, Senior Notes, 9.375% due 5/1/12	919,200
	Total Road & Rail	2,595,306
	Trading Companies & Distributors — 0.3%
605,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	366,025
915,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	549,000
1,130,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)	570,650
	Total Trading Companies & Distributors	1,485,675
	Transportation Infrastructure — 0.0%
	Swift Transportation Co., Senior Secured Notes:
50,000	9.899% due 5/15/15(a)(d)	4,250
1,025,000	12.500% due 5/15/17(a)	97,375
	Total Transportation Infrastructure	101,625
	TOTAL INDUSTRIALS	23,941,021
INFORMATION TECHNOLOGY — 0.3%
	Electronic Equipment, Instruments & Components — 0.1%
	NXP BV/NXP Funding LLC:
500,000	Senior Notes, 9.500% due 10/15/15	46,250
690,000	Senior Secured Notes, 7.875% due 10/15/14	196,650
	Total Electronic Equipment, Instruments & Components	242,900

See Notes to Financial Statements.

14	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	IT Services — 0.1%
$360,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(a)(f)	$182,700
1,370,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	938,450
	Total IT Services	1,121,150
	Semiconductors & Semiconductor Equipment — 0.0%
60,000	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14	13,500
	Software — 0.1%
510,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	267,750
	TOTAL INFORMATION TECHNOLOGY	1,645,300
MATERIALS — 2.2%
	Chemicals — 0.4%
	Georgia Gulf Corp., Senior Notes:
70,000	9.500% due 10/15/14	10,850
1,070,000	10.750% due 10/15/16	37,450
110,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	57,750
1,525,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12(e)	1,436,751
580,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27(a)	95,700
245,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	131,075
	Total Chemicals	1,769,576
	Containers & Packaging — 0.1%
610,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(a)	448,350
750,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(b)(c)(e)	0
	Total Containers & Packaging	448,350
	Metals & Mining — 0.9%
970,000	Evraz Group SA, Notes, 8.875% due 4/24/13(a)	606,250
1,570,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	1,059,750
570,000	Noranda Aluminium Holding Corp., Senior Notes, 8.345% due 11/15/14(c)(d)(f)	88,350
581,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	328,265
410,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15	149,650
	Vale Overseas Ltd., Notes:
60,000	8.250% due 1/17/34	61,396
2,370,000	6.875% due 11/21/36	2,046,815
	Total Metals & Mining	4,340,476

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	15

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Paper & Forest Products — 0.8%
$1,360,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11(a)	$986,000
1,500,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14	341,250
1,375,000	NewPage Corp., Senior Secured Notes, 9.443% due 5/1/12(d)	474,375
2,070,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	1,957,374
	Total Paper & Forest Products	3,758,999
	TOTAL MATERIALS	10,317,401
TELECOMMUNICATION SERVICES — 5.0%
	Diversified Telecommunication Services — 3.5%
600,000	AT&T Inc., Global Notes, 5.500% due 2/1/18	597,099
70,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	50,400
1,450,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	1,456,699
696,000	Frontier Communications Corp., Senior Notes, 7.875% due 1/15/27	519,390
1,780,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10(b)(c)(e)	0
370,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(b)(c)	3,700
2,000,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	1,922,500
2,130,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	2,205,238
855,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	624,150
740,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)	603,100
166,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	142,760
	Qwest Corp.:
895,000	Notes, 5.246% due 6/15/13(d)	769,700
1,190,000	Senior Notes, 7.500% due 10/1/14	1,088,850
1,725,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	1,470,100
970,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	956,246
1,230,000	Vimpel Communications, Loan Participation Notes,, 8.375% due 4/30/13(a)	904,050
1,185,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	1,001,325
90,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(a)	80,550
2,050,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	2,029,500
	Total Diversified Telecommunication Services	16,425,357

See Notes to Financial Statements.

16	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Wireless Telecommunication Services — 1.5%
$25,000	American Tower Corp., Senior Notes, 7.500% due 5/1/12	$25,313
290,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	270,062
	Nextel Communications Inc., Senior Notes:
220,000	6.875% due 10/31/13	106,755
1,750,000	7.375% due 8/1/15	822,874
360,000	Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12	362,700
	Sprint Capital Corp., Senior Notes:
2,875,000	8.375% due 3/15/12	2,301,466
4,425,000	6.875% due 11/15/28	2,516,126
80,000	8.750% due 3/15/32	49,487
1,590,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13(a)	628,050
	Total Wireless Telecommunication Services	7,082,833
	TOTAL TELECOMMUNICATION SERVICES	23,508,190
UTILITIES — 11.2%
	Electric Utilities — 2.0%
1,000,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	1,041,276
1,710,000	Exelon Corp., Bonds, 5.625% due 6/15/35	1,288,331
	FirstEnergy Corp., Notes:
240,000	6.450% due 11/15/11	239,494
3,235,000	7.375% due 11/15/31	3,023,056
1,910,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	1,957,750
1,520,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	1,559,034
	Total Electric Utilities	9,108,941
	Gas Utilities — 0.3%
1,525,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	1,414,438
	Independent Power Producers & Energy Traders — 8.4%
	AES Corp., Senior Notes:
2,080,000	9.375% due 9/15/10	2,095,600
18,587,000	7.750% due 3/1/14	17,797,052
590,000	7.750% due 10/15/15	556,075
4,790,000	8.000% due 10/15/17	4,526,550
	Dynegy Holdings Inc.:
25,000	Senior Debentures, 7.125% due 5/15/18	18,000
1,280,000	Senior Notes, 7.750% due 6/1/19	998,400
	Edison Mission Energy, Senior Notes:
950,000	7.750% due 6/15/16	916,750

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	17

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Independent Power Producers & Energy Traders — 8.4% continued
$1,480,000	7.200% due 5/15/19	$1,350,500
355,000	7.625% due 5/15/27	290,213
9,310,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17(a)(f)	5,446,350
1,100,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	1,067,000
	NRG Energy Inc., Senior Notes:
625,000	7.250% due 2/1/14	598,438
2,970,000	7.375% due 2/1/16	2,836,350
1,730,000	TXU Corp., Senior Notes, 5.550% due 11/15/14	909,374
	Total Independent Power Producers & Energy Traders	39,406,652
	Multi-Utilities — 0.5%
2,400,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12	2,439,998
	TOTAL UTILITIES	52,370,029
	TOTAL CORPORATE BONDS & NOTES (Cost — $432,180,414)	311,717,514
ASSET-BACKED SECURITIES — 2.3%
FINANCIALS — 2.3%
	Diversified Financial Services — 0.0%
9,709,091	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19(b)(c)(e)	0
	Home Equity — 1.8%
	ACE Securities Corp.:
2,006,905	0.519% due 2/25/31(d)	1,442,903
754,815	0.559% due 1/25/36(d)	100,614
966,491	Amortizing Residential Collateral Trust, 2.271% due 8/25/32(d)	338,306
700,164	Asset-Backed Securities Corp., Home Loan Equity Trust, 3.183% due 4/15/33(d)	347,293
1,380,821	Countrywide Asset-Backed Certificates, 1.639% due 6/25/34(d)	217,500
24,027	Countrywide Home Equity Loan Trust, 0.683% due 11/15/28(d)	15,533
953,281	First Horizon ABS Trust, 0.549% due 10/25/34(d)	319,323
195,952	Green Tree Financial Corp., 7.070% due 1/15/29	163,610
2,690,000	GSAA Home Equity Trust, 0.659% due 7/25/37(d)(e)	636,761
	GSAMP Trust:
321,106	0.489% due 1/25/36(d)	49,083
1,280,353	0.479% due 5/25/36(d)	359,824
734,696	GSRPM Mortgage Loan Trust, 0.689% due 3/25/35(a)(d)(e)	426,136
626,877	Indymac Home Equity Loan Asset-Backed Trust, 0.559% due 4/25/36(d)	229,681
4,099,367	Indymac Seconds Asset Backed Trust, 0.519% due 6/25/36(d)	668,411
81,408	Provident Bank Home Equity Loan Trust, 1.251% due 1/25/31(d)	41,024
3,099,578	RAAC Series, 0.721% due 2/25/37(a)(d)(e)	1,953,769

See Notes to Financial Statements.

18	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Home Equity — 1.8% continued
	SACO I Trust:
$596,682	0.641% due 3/25/36(d)	$124,099
3,793,343	0.601% due 6/25/36(d)	621,630
	Sail Net Interest Margin Notes:
106,424	7.750% due 4/27/3(a)(c)	11
208,430	5.500% due 3/27/34(a)(c)	21
2,229,037	Structured Asset Securities Corp., 0.581% due 2/25/36(a)(d)	291,453
	Total Home Equity	8,346,985
	Manufactured Housing — 0.1%
445,649	Mid-State Trust, 7.340% due 7/1/35	432,480
	Other — 0.0%
8,993,288	Varick Structured Asset Fund Ltd., 2.511% due 11/1/35(a)(c)(d)(e)	0
	Student Loan — 0.4%
2,111,532	SLM Student Loan Trust, 3.525% due 7/25/17(d)	2,088,241
	TOTAL ASSET-BACKED SECURITIES (Cost — $43,527,206)	10,867,706
COLLATERALIZED MORTGAGE OBLIGATIONS — 9.8%
1,554,000	Banc of America Commercial Mortgage Inc., 4.668% due 7/10/43	1,273,729
367,976	Banc of America Mortgage Securities, 4.711% due 4/25/35(d)	249,775
2,177,939	Bear Stearns ARM Trust, 5.778% due 2/25/36(d)	1,255,047
675,000	Commercial Mortgage Asset Trust, 7.350% due 1/17/32(d)	613,680
4,739,442	Commercial Mortgage Pass-Through Certificates, 5.447% due 7/16/34(a)	4,638,330
	Countrywide Alternative Loan Trust:
805,872	0.719% due 11/20/35(d)	406,873
758,511	5.443% due 12/25/35(d)	424,447
1,617,358	0.659% due 1/25/36(d)	757,631
696,931	0.689% due 1/25/36(d)	329,733
950,841	0.599% due 7/25/46(d)	341,111
2,050,000	Deutsche Mortgage Securities Inc., 5.100% due 6/26/35(a)(d)	1,018,878
	Downey Savings & Loan Association Mortgage Loan Trust:
547,208	0.544% due 3/19/45(d)	263,155
777,870	3.400% due 3/19/46(d)	248,918
777,870	2.973% due 3/19/47(d)	195,318
81,796	Federal Home Loan Mortgage Corp. (FHLMC), IO, 11.565% due 6/15/21(c)(h)	1,837
2,740	Federal National Mortgage Association (FNMA), 10.400% due 4/25/19(h)	2,951
15,064,559	First Union National Bank Commercial Mortgage, IO, 0.562% due 5/17/32(c)(d)	152,947
376,966	GMAC Mortgage Corporation Loan Trust, 5.067% due 9/19/35(d)	318,917

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	19

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT	SECURITY	VALUE

$7,452,725	Greenpoint Mortgage Funding Trust, 0.519% due 4/25/47(d)	$4,561,959
521,109	GSR Mortgage Loan Trust, 5.240% due 10/25/35(d)	337,146
616,417	Harborview Mortgage Loan Trust, 0.684% due 1/19/35(d)	313,022
558,079	Impac CMB Trust, 0.709% due 8/25/35(d)	219,158
	Indymac Index Mortgage Loan Trust:
519,385	5.383% due 3/25/35(d)	233,723
898,030	0.599% due 5/25/46(d)	368,246
5,277,728	0.589% due 6/25/47(d)	2,324,650
793,272	JP Morgan Mortgage Trust, 4.961% due 8/25/35(d)	514,834
1,190,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.814% due 6/12/43(d)	827,249
676,868	Lehman XS Trust, 0.751% due 12/25/35(d)	347,051
4,357,363	Luminent Mortgage Trust, 0.661% due 5/25/46(d)	1,943,209
	MASTR ARM Trust:
1,923,894	5.651% due 11/25/35(a)(d)	1,155,043
452,006	4.845% due 1/25/36(d)	352,236
3,521,051	0.681% due 4/25/46(d)	1,393,883
2,124,734	Merit Securities Corp., 1.971% due 9/28/32(a)(d)	1,524,112
82,601	Merrill Lynch Mortgage Investors Inc., 4.531% due 12/25/34(d)	69,798
2,740,000	Merrill Lynch Mortgage Trust, 5.657% due 5/12/39(d)	2,068,537
4,198,407	Morgan Stanley Mortgage Loan Trust, 5.577% due 6/25/36(d)(e)	2,435,531
4,194,421	Novastar Mortgage-Backed Notes, 0.661% due 9/25/46(d)	1,754,376
	Residential Accredit Loans Inc.:
1,939,586	5.950% due 1/25/36(d)	992,697
2,154,674	0.831% due 1/25/37(d)	582,244
	Structured Asset Mortgage Investments Inc.:
321,904	5.637% due 8/25/35(d)	185,864
592,267	0.681% due 5/25/36(d)	251,142
4,830,153	0.661% due 7/25/46(d)	1,554,343
	Washington Mutual Inc.:
751,728	4.920% due 8/25/35(d)	509,164
352,299	4.834% due 10/25/35(d)	288,450
817,829	5.045% due 12/25/35(d)	565,217
4,310,526	0.741% due 12/25/45(d)	2,043,126
1,339,829	0.761% due 12/25/45(d)	624,925
388,538	Wells Fargo Mortgage Backed Securities Trust, 5.240% due 4/25/36(d)	300,659
2,912,110	Zuni Mortgage Loan Trust, 0.601% due 8/25/36(d)	2,785,660
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $80,068,491)	45,920,531

See Notes to Financial Statements.

20	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT†		SECURITY	VALUE

MORTGAGE-BACKED SECURITIES — 21.0%
		FHLMC — 6.6%
		Federal Home Loan Mortgage Corp. (FHLMC):
435,497		5.359% due 2/1/36(d)(h)	$448,695
		Gold:
343		6.000% due 10/1/10(h)	351
56,618		7.000% due 7/1/11 - 8/1/30(h)	59,758
531,745		6.500% due 9/1/31 - 12/1/31(h)	558,193
462,049		5.500% due 11/1/35(h)	473,610
28,800,000		5.000% due 2/12/39(h)(i)	29,245,507
		Total FHLMC	30,786,114
		FNMA — 11.5%
		Federal National Mortgage Association (FNMA):
1,547,809		6.500% due 4/1/15 - 5/1/31(h)	1,621,342
4,203,932		5.500% due 10/1/16 - 8/1/37(h)	4,332,772
21,450,000		5.000% due 2/18/24 - 2/12/39(h)(i)	21,811,903
7,300,000		5.500% due 2/18/24(h)(i)	7,522,424
1,440,885		7.000% due 8/1/29 - 5/1/32(h)	1,531,686
2,330,117		7.500% due 9/1/29 - 3/1/32(h)	2,479,330
3,618		8.000% due 2/1/31(h)	3,849
9,903,427		6.000% due 4/1/32 - 11/1/37(h)	10,266,481
4,166,490		5.000% due 6/1/35(h)	4,248,257
		Total FNMA	53,818,044
		GNMA — 2.9%
		Government National Mortgage Association (GNMA):
5,488,343		6.500% due 5/15/28 - 8/15/34	5,717,140
1,916,939		7.000% due 3/15/29 - 3/15/32	2,049,520
620,183		7.500% due 1/15/30 - 9/15/31	661,260
5,100,000		5.000% due 2/19/39 - 3/18/39(i)	5,184,892
		Total GNMA	13,612,812
		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $97,455,173)	98,216,970
SOVEREIGN BONDS — 4.9%
		Brazil — 1.1%
		Brazil Nota do Tesouro Nacional:
1,000	BRL	10.000% due 1/1/10	427
12,699,000	BRL	10.000% due 7/1/10	5,388,915
		Total Brazil	5,389,342
		Indonesia — 0.4%
26,474,000,000	IDR	Republic of Indonesia, 11.000% due 9/15/25	2,138,085

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	21

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT†	SECURITY	VALUE

	Italy — 1.1%
4,750,000	Region of Lombardy, 5.804% due 10/25/32	$5,204,660
	Mexico — 0.7%
	United Mexican States:
53,000	10.375% due 2/17/09	53,239
	Medium-Term Notes:
380,000	5.625% due 1/15/17	371,260
2,810,000	6.750% due 9/27/34	2,662,475
	Total Mexico	3,086,974
	Russia — 1.4%
	Russian Federation:
365,000	11.000% due 7/24/18(a)	463,181
6,358,240	7.500% due 3/31/30(a)	5,944,255
	Total Russia	6,407,436
	Supranational — 0.2%
875,000	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12	842,160
	TOTAL SOVEREIGN BONDS (Cost — $25,891,401)	23,068,657
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.4%
	U.S. Government Agencies — 0.4%
420,000	Federal Home Loan Bank (FHLB), Global Bonds, 5.500% due 7/15/36	473,647
	Federal National Mortgage Association (FNMA):
340,000	6.250% due 2/1/11(h)	357,724
630,000	5.550% due 2/16/17(h)	649,899
270,000	Subordinated Notes, 5.250% due 8/1/12(h)	279,196
30,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	34,492
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $1,693,155)	1,794,958
SHARES
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Household Durables — 0.0%
2,694	Mattress Holding Corp.(c)(e)*	0
CONSUMER STAPLES — 0.0%
	Food Products — 0.0%
24,971	Aurora Foods Inc.(c)(e)*	0
INFORMATION TECHNOLOGY — 0.0%
	Computers & Peripherals — 0.0%
2,433	Axiohm Transaction Solutions Inc.(c)(e)*	0

See Notes to Financial Statements.

22	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS STRATEGIC INCOME FUND
SHARES	SECURITY	VALUE

MATERIALS — 0.0%
	Chemicals — 0.0%
1	Pliant Corp.(c)(e)*	$0
TELECOMMUNICATION SERVICES — 0.0%
	Diversified Telecommunication Services — 0.0%
3,736	McLeodUSA Inc., Class A Shares(c)(e)*	0
19,250	Pagemart Wireless(c)(e)*	193
	TOTAL TELECOMMUNICATION SERVICES	193
	TOTAL COMMON STOCKS (Cost — $29)	193
CONVERTIBLE PREFERRED STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.1%
	Automobiles — 0.1%
139,850	General Motors Corp., Senior Debentures, Series C, 6.250% due 7/15/33 (Cost — $3,376,830)	433,535
ESCROWED SHARES — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Textiles, Apparel & Luxury Goods — 0.0%
375,000	Pillowtex Corp., 9.000% due 12/15/49(c)(e) (Cost — $0)	0
PREFERRED STOCKS — 0.3%
CONSUMER DISCRETIONARY — 0.0%
	Media — 0.0%
1	ION Media Networks Inc., Series B, 12.000%(c)(e)*	0
FINANCIALS — 0.2%
	Consumer Finance — 0.2%
3,711	Preferred Blocker Inc., 7.000%(a)	926,358
	Diversified Financial Services — 0.0%
841	TCR Holdings Corp., Class B Shares(c)(e)*	0
462	TCR Holdings Corp., Class C Shares(c)(e)*	0
1,218	TCR Holdings Corp., Class D Shares(c)(e)*	0
2,521	TCR Holdings Corp., Class E Shares(c)(e)*	0
	Total Diversified Financial Services	0
	Thrifts & Mortgage Finance — 0.0%
92,225	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(d)(h)*	98,681
66,000	Federal National Mortgage Association (FNMA), 7.000%(d)(h)*	75,800
	Total Thrifts & Mortgage Finance	174,481
	TOTAL FINANCIALS	1,100,839
UTILITIES — 0.1%
	Electric Utilities — 0.1%
5,200	AES Trust III, 6.750%	187,200
	TOTAL PREFERRED STOCKS (Cost — $5,429,596)	1,288,039

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	23

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS STRATEGIC INCOME FUND
WARRANTS		SECURITY	VALUE

WARRANTS — 0.0%
2,095		Cybernet Internet Services International Inc., Expires 7/1/09(a)(c)(e)*	$0
1,780		GT Group Telecom Inc., Class B Shares, Expires 2/1/10(a)(c)(e)*	0
250		Jazztel PLC, Expires 7/15/10(a)(e)*	0
200		Leap Wireless International Inc., Expires 4/15/10(a)(c)(e)*	0
1,865		Merrill Corp., Class B Shares, Expires 5/1/09(a)(c)(e)*	0
		TOTAL WARRANTS (Cost — $140,512)	0
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $689,762,807)	493,308,103
FACE AMOUNT†
SHORT-TERM INVESTMENTS — 6.7%
		Sovereign Bonds — 0.0%
200,000	MYR	Bank Negara Malaysia Monetary Notes, zero coupon bond to yield 3.474% due 2/17/09 (Cost — $59,876)	55,357
		U.S. Government Agencies — 3.4%
13,300,000		Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 0.471% due 6/15/09(h)(j)	13,278,135
		Federal National Mortgage Association (FNMA), Discount Notes:
2,160,000		0.200% - 0.351% due 5/18/09(h)(j)(k)	2,158,034
340,000		0.230% due 5/20/09(h)(j)(k)	339,691
		Total U.S. Government Agencies (Cost — $15,774,353)	15,775,860
		Repurchase Agreement — 3.3%
15,740,000		Morgan Stanley tri-party repurchase agreement dated 1/30/09, 0.220% due 2/2/09; Proceeds at maturity — $15,740,289; (Fully collateralized by various U.S. government agency obligations, 4.290% to 4.500% due 2/13/13 to 1/15/14; Market value — $16,304,392) (Cost — $15,740,000)	15,740,000
		TOTAL SHORT-TERM INVESTMENTS (Cost — $31,574,229)	31,571,217
		TOTAL INVESTMENTS — 112.0% (Cost — $721,337,036#)	524,879,320
		Liabilities in Excess of Other Assets — (12.0)%	(56,147,560)
		TOTAL NET ASSETS — 100.0%	$468,731,760

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is currently in default.

(c)	Illiquid security.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at January 31, 2009.

(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	Security has no maturity date. The date shown represents the next call date.

See Notes to Financial Statements.

24	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS STRATEGIC INCOME FUND

(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	Rate shown represents yield-to-maturity.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviationsused in this schedule:
ARM	—Adjustable Rate Mortgage
BRL	—Brazilian Real
GMAC	—General Motors Acceptance Corp.
GSAMP	—Goldman Sachs Alternative Mortgage Products
IDR	—Indonesian Rupiah
IO	—Interest Only
MASTR	—Mortgage Asset Securitization Transactions Inc.
MYR	—Malaysian Ringgit

SCHEDULE OF WRITTEN OPTIONS
CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
38	Eurodollar Futures, Call	3/16/09	$97.75	$97,850
53	Eurodollar Futures, Call	3/16/09	97.50	168,275
22	U.S. Treasury 10-Year Notes Futures, Call	2/20/09	126.00	6,875
35	U.S. Treasury 10-Year Notes Futures, Put	2/20/09	124.50	86,406
97	U.S. Treasury 10-Year Notes Futures, Put	2/20/09	126.00	315,250
24	U.S. Treasury Bonds Futures, Put	2/20/09	124.00	37,125
	TOTAL WRITTEN OPTIONS (Premiums received — $242,719)			$711,781

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	25

Statement of assets and liabilities (unaudited)

January 31, 2009

ASSETS:
Investments, at value (Cost — $721,337,036)	$524,879,320
Foreign currency, at value (Cost — $2,753,010)	2,404,334
Cash	323
Dividends and interest receivable	8,955,386
Receivable for securities sold	8,687,581
Unrealized appreciation on swaps	2,760,589
Deposits with brokers for open futures contracts	1,670,731
Deposits with brokers for swaps	900,000
Interest receivable for open swap contracts	329,697
Receivable for Fund shares sold	98,536
Receivable for open forward currency contracts	5,270
Principal paydown receivable	1,585
Prepaid expenses	37,424
Other receivables	466,188
Total Assets	551,196,964
LIABILITIES:
Payable for securities purchased	73,338,564
Unrealized depreciation on swaps	3,080,424
Payable for Fund shares repurchased	2,263,193
Premium received for open swaps	1,518,668
Written options, at value (premiums received $242,719)	711,781
Payable to broker — variation margin on open futures contracts	368,032
Investment management fee payable	260,784
Distributions payable	165,123
Interest payable for open swap contracts	154,106
Distribution fees payable	149,031
Payable for open forward currency contracts	74,387
Trustees’ fees payable	42,785
Accrued expenses	338,326
Total Liabilities	82,465,204
TOTAL NET ASSETS	$468,731,760
NET ASSETS:
Par value (Note 6)	$928
Paid-in capital in excess of par value	922,595,387
Undistributed net investment income	3,410,779
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(263,760,793)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(193,514,541)
TOTAL NET ASSETS	$468,731,760

See Notes to Financial Statements.

26	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

Shares Outstanding:
Class A	68,784,232
Class B	10,261,165
Class C	13,541,527
Class I	194,625
Net Asset Value:
Class A (and redemption price)	$5.05
Class B1	$5.08
Class C1	$5.06
Class I (and redemption price)	$5.07
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$5.27

[1]	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	27

Statement of operations (unaudited)

For the Six Months Ended January 31, 2009

INVESTMENT INCOME:
Interest	$22,493,622
Dividends	153,212
Less: Foreign taxes withheld	(15,798)
Total Investment Income	22,631,036
EXPENSES:
Investment management fee (Note 2)	1,703,094
Distribution fees (Notes 2 and 4)	961,252
Transfer agent fees (Note 4)	329,344
Shareholder reports (Note 4)	50,487
Custody fees	40,340
Legal fees	32,723
Registration fees	29,688
Audit and tax	29,072
Insurance	6,311
Trustees’ fees	2,236
Miscellaneous expenses	4,087
Total Expenses	3,188,634
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(94,377)
Fees paid indirectly (Note 1)	(241)
Net Expenses	3,094,016
NET INVESTMENT INCOME	19,537,020
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(13,315,771)
Futures contracts	14,805,849
Written options	1,504,398
Swap contracts	546,924
Foreign currency transactions	(293,297)
Net Realized Gain	3,248,103
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(86,492,479)
Futures contracts	3,200,949
Written options	(529,563)
Swap contracts	241,346
Foreign currencies	(593,905)
Change in Net Unrealized Appreciation/Depreciation	(84,173,652)
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(80,925,549)
DECREASE IN NET ASSETS FROM OPERATIONS	$(61,388,529)

See Notes to Financial Statements.

28	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED JANUARY 31, 2009 (unaudited) AND THE YEAR ENDED JULY 31, 2008	2009	2008
OPERATIONS:
Net investment income	$19,537,020	$45,593,757
Net realized gain (loss)	3,248,103	(6,975,463)
Change in net unrealized appreciation/depreciation	(84,173,652)	(69,519,981)
Decrease in Net Assets From Operations	(61,388,529)	(30,901,687)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(20,076,887)	(47,434,546)
Decrease in Net Assets From Distributions to Shareholders	(20,076,887)	(47,434,546)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	20,737,651	57,429,650
Reinvestment of distributions	18,163,613	32,187,372
Cost of shares repurchased	(105,695,869)	(218,458,475)
Decrease in Net Assets From Fund Share Transactions	(66,794,605)	(128,841,453)
DECREASE IN NET ASSETS	(148,260,021)	(207,177,686)
NET ASSETS:
Beginning of period	616,991,781	824,169,467
End of period*	$468,731,760	$616,991,781
* Includes undistributed net investment income of:	$3,410,779	$3,950,646

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	29

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2009[2]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$5.82	$6.52	$6.64	$6.89	$6.69	$6.52
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.20	0.40	0.40	0.37	0.38	0.38
Net realized and unrealized gain (loss)	(0.76)	(0.68)	(0.10)	(0.23)	0.18	0.13
Total income (loss) from operations	(0.56)	(0.28)	0.30	0.14	0.56	0.51
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.42)	(0.42)	(0.39)	(0.36)	(0.34)
Total distributions	(0.21)	(0.42)	(0.42)	(0.39)	(0.36)	(0.34)
NET ASSET VALUE, END OF PERIOD	$5.05	$5.82	$6.52	$6.64	$6.89	$6.69
Total return[3]	(9.68)%	(4.66)%	4.41%	2.06%	8.49%	7.93%
NET ASSETS, END OF PERIOD (000s)	$347,176	$438,360	$562,788	$532,121	$585,940	$581,193
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.08%[4]	1.07%	1.03%[5]	1.01%	1.04%	1.02%
Net expenses	1.03 [4,6,7]	1.00 [6,7,8]	1.02 [5,6,8]	0.99 [6]	1.01 [6]	1.02
Net investment income	7.61 [4]	6.32	5.93	5.54	5.54	5.67
PORTFOLIO TURNOVER RATE[9]	8%	46%	198%	202%	61%	48%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2009 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 1.02% and 1.01%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[8]

As a result of a contractual expense limitation, effective March 5, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.00%.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 88%, 307%, 344%, 513%, 368% and 357% for the six months ended January 31, 2009 and the years ended July 31, 2008, 2007, 2006, 2005 and 2004, respectively.

See Notes to Financial Statements.

30	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2009[2]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$5.85	$6.56	$6.68	$6.93	$6.72	$6.55
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.18	0.36	0.37	0.34	0.35	0.35
Net realized and unrealized gain (loss)	(0.76)	(0.69)	(0.11)	(0.24)	0.18	0.13
Total income (loss) from operations	(0.58)	(0.33)	0.26	0.10	0.53	0.48
LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.38)	(0.38)	(0.35)	(0.32)	(0.31)
Total distributions	(0.19)	(0.38)	(0.38)	(0.35)	(0.32)	(0.31)
NET ASSET VALUE, END OF PERIOD	$5.08	$5.85	$6.56	$6.68	$6.93	$6.72
Total return[3]	(9.93)%	(5.39)%	3.85%	1.52%	8.05%	7.35%
NET ASSETS, END OF PERIOD (000s)	$52,100	$74,664	$116,963	$139,363	$232,610	$317,760
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.73%[4]	1.67%	1.57%[5]	1.54%	1.54%	1.54%
Net expenses	1.73 [4,6]	1.67 [6]	1.57 [5,7]	1.53 [7]	1.50 [7]	1.54
Net investment income	6.89 [4]	5.63	5.38	4.96	5.06	5.16
PORTFOLIO TURNOVER RATE[8]	8%	46%	198%	202%	61%	48%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2009 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios both would have been 1.55%.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 88%, 307%, 344%, 513%, 368% and 357% for the six months ended January 31, 2009 and the years ended July 31, 2008, 2007, 2006, 2005 and 2004, respectively.

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	31

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2009[2]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$5.83	$6.53	$6.65	$6.90	$6.70	$6.53
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.19	0.37	0.37	0.34	0.34	0.35
Net realized and unrealized gain (loss)	(0.77)	(0.69)	(0.10)	(0.24)	0.18	0.13
Total income (loss) from operations	(0.58)	(0.32)	0.27	0.10	0.52	0.48
LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.38)	(0.39)	(0.35)	(0.32)	(0.31)
Total distributions	(0.19)	(0.38)	(0.39)	(0.35)	(0.32)	(0.31)
NET ASSET VALUE, END OF PERIOD	$5.06	$5.83	$6.53	$6.65	$6.90	$6.70
Total return[3]	(9.89)%	(5.14)%	3.93%	1.54%	7.95%	7.43%
NET ASSETS, END OF PERIOD (000s)	$68,470	$88,052	$122,439	$108,003	$127,225	$138,059
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.55%[4]	1.52%	1.48%[5]	1.52%	1.55%	1.55%
Net expenses	1.55 [4,6]	1.52 [6]	1.48 [5,7]	1.50 [7]	1.52 [7]	1.55
Net investment income	7.10 [4]	5.79	5.48	5.03	5.03	5.21
PORTFOLIO TURNOVER RATE[8]	8%	46%	198%	202%	61%	48%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2009 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios both would have been 1.47%.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 88%, 307%, 344%, 513%, 368% and 357% for the six months ended January 31, 2009 and the years ended July 31, 2008, 2007, 2006, 2005 and 2004, respectively.

See Notes to Financial Statements.

32	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009[2]		2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$5.83		$6.53	$6.65	$6.90	$6.69	$6.52
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.21		0.42	0.42	0.39	0.40	0.40
Net realized and unrealized gain (loss)	(0.76)		(0.68)	(0.10)	(0.23)	0.19	0.13
Total income (loss) from operations	(0.55)		(0.26)	0.32	0.16	0.59	0.53
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)		(0.44)	(0.44)	(0.41)	(0.38)	(0.36)
Total distributions	(0.21)		(0.44)	(0.44)	(0.41)	(0.38)	(0.36)
NET ASSET VALUE, END OF PERIOD	$5.07		$5.83	$6.53	$6.65	$6.90	$6.69
Total return[3]	(9.34)%		(4.34)%	4.75%	2.38%	9.01%	8.28%
NET ASSETS, END OF PERIOD (000s)	$986		$15,916	$21,979	$17,820	$130,152	$133,440
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.71%[4]		0.69%	0.71%[5]	0.67%	0.68%	0.68%
Net expenses	0.69	[4,6,7],8	0.68 [6,7,8]	0.69 [5,6,8]	0.67 [6]	0.65 [6]	0.68
Net investment income	7.86	[4]	6.61	6.24	5.69	5.90	6.02
PORTFOLIO TURNOVER RATE[9]	8%		46%	198%	202%	61%	48%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2009 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 0.69% and 0.68%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[8]

As a result of a contractual expense limitation, effective March 5, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.68%.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 88%, 307%, 344%, 513%, 368% and 357% for the six months ended January 31, 2009 and the years ended July 31, 2008, 2007, 2006, 2005 and 2004, respectively.

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	33

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Partners Strategic Income Fund (formerly known as Legg Mason Partners Diversified Strategic Income Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective August 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

34	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	JANUARY 31, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$524,879,320	$1,721,574	$520,296,352	$2,861,394
Other financial instruments*	3,058,474	3,447,426	(388,952)	—
Total	$527,937,794	$5,169,000	$519,907,400	$2,861,394

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES
Balance as of July 31, 2008	$9,891,305
Accrued premiums/discounts	256,776
Realized gain (loss)	(1,181,108)
Change in unrealized appreciation (depreciation)	674,968
Net purchases (sales)	(9,641,748)
Transfers in and/or out of Level 3	2,861,201
Balance as of January 31, 2009	$2,861,394

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial futures contracts. The Fund may enter into financial futures contracts, as a hedging technique in an attempt to manage risk in the Fund’s portfolio, as

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	35

Notes to financial statements (unaudited) continued

a substitute for buying and selling securities, as a cash flow management technique or for the purposes of enhancing returns. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by

36	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the TBA market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	37

Notes to financial statements (unaudited) continued

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

38	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Swap contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices or securities. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(l) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	39

Notes to financial statements (unaudited) continued

emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement, would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of value from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical price a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values particularly in relation to the notional amount of the contract, as well as the annual payment rate serve an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment on the Statement of Operations.

40	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(m) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received. When a written swaption is exercised, the premium received is added to the basis of the swap agreement entered.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Fund bears the market risk arising from any change in index values or interest rates.

(n) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in structured securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	41

Notes to financial statements (unaudited) continued

mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments may result in a lack of correlation between their credit ratings and values.

Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(p) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(r) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as

42	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of January 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(t) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. Effective November 3, 2008, Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan”) serve as additional subadvisers to the Fund, under additional subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	43

Notes to financial statements (unaudited) continued

Western Asset Limited. Effective November 3, 2008, Western Asset will also pay both Western Singapore and Western Japan a subadvisory fee of 0.30% on the assets managed by Western Singapore and Western Japan.

As a result of a contractual expense limitation, effective March 5, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A and Class I shares will not exceed 1.00% and 0.68%, respectively.

During the six months ended January 31, 2009, LMPFA reimbursed the Fund for expenses amounting to $94,377.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2009, LMIS and its affiliates received sales charges of approximately $13,000 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A		CLASS B	CLASS C
CDSCs	$0	*	$23,000	$1,300

*	Amount represents less than $1,000.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2009, the aggregate cost of purchases and proceeds from sales of investments and U.S Government & Agency Obligations (excluding short-term investments) were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$20,212,419	$471,258,008
Sales	50,218,601	504,068,447

44	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

At January 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 6,884,272
Gross unrealized depreciation	(203,341,988)
Net unrealized depreciation	$(196,457,716)

At January 31, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90-Day Eurodollar	453	3/09	$110,419,923	$111,840,038	$1,420,115
90-Day Eurodollar	135	6/09	32,928,015	33,323,062	395,047
90-Day Eurodollar	47	9/09	11,568,299	11,589,612	21,313
90-Day Eurodollar	48	3/10	11,820,479	11,794,200	(26,279)
90-Day British Pound	52	3/09	8,825,521	9,233,453	407,932
Euro-Bund	15	3/09	2,391,427	2,350,422	(41,005)
U.S. Treasury 5-Year Notes	788	3/09	90,863,742	93,119,438	2,255,696
U.S. Treasury 30-Year Bonds	56	3/09	7,277,330	7,095,375	(181,955)
					4,250,864
Contracts to Sell:
U.S. Treasury 2-Year Notes	1	3/09	215,495	217,625	$(2,130)
U.S. Treasury 10-Year Notes	487	3/09	59,651,676	59,741,203	(89,527)
					(91,657)
Net unrealized gain on open futures contracts					$4,159,207

At January 31, 2009, the Fund had the following open forward foreign currency contracts:

	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	1,240,000	$1,587,820	2/3/09	$(58,007)
Contracts to Sell:
Euro	900,000	1,152,450	2/3/09	$(16,380)
Euro	340,000	435,370	2/3/09	5,270
				(11,110)
Net unrealized loss on open forward foreign currency contracts				$(69,117)

At January 31, 2009, the Fund held TBA securities with a total cost of $64,425,785.

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	45

Notes to financial statements (unaudited) continued

During the six months ended January 31, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS/ NOTIONAL PAR	PREMIUMS
Written options, outstanding July 31, 2008	1,391	$913,304
Options written	28,001,419	1,322,452
Options closed	(28,000,315)	(425,705)
Options expired	(2,226)	(1,567,332)
Written options, outstanding January 31, 2009	269	$242,719

At January 31, 2009, the Fund had the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UNREALIZED APPRECIATION
Interest Rate Swaps:
Barclays Capital Inc.	$3,956,000	5/31/12	3-Month LIBOR	4.400%	$283,807
Barclays Capital Inc.	13,500,000	3/19/18	3-Month LIBOR	5.000%	2,344,916
Net unrealized appreciation on open interest rate swap contracts					$2,628,723

‡	Percentage shown is an annual percentage rate.

CREDIT DEFAULT SWAP ON CORPORATE ISSUES — SELL PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT JANUARY 31, 2009[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
Barclays Capital Inc. (MBIA Insurance Corp., 5.376% due 10/6/10)	$150,000	12/20/12	37.28%	3.050% quarterly	$(77,406)	—	$(77,406)
Barclays Capital Inc. (MBIA Insurance Corp., 5.376% due 10/6/10)	220,000	12/20/12	37.28%	3.100% quarterly	(113,362)	—	(113,362)
Net unrealized depreciation on sales of credit default swaps on corporate issues							$(190,768)

CREDIT DEFAULT SWAP ON CORPORATE ISSUES — BUY PROTECTION4

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT JANUARY 31, 2009[3]	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION
Barclays Capital Inc. (Juneau Investments LLC, 5.900% due 2/22/21)	$120,000	12/20/12	19.80%	3.600% quarterly	$42,658	—	$42,658

46	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT JANUARY 31, 2009[3]	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION
Barclays Capital Inc. (Juneau Investments LLC, 5.900% due 2/22/21)	$190,000	12/20/12	19.80%	3.600% quarterly	$67,542	—	$67,542
Net unrealized appreciation on buys of credit default swaps on corporate issues							$110,200

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

CREDIT DEFAULT SWAP ON CREDIT INDICES — SELL PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS RECEIVED	UNREALIZED DEPRECIATION
Barclays Capital Inc. (CDX North America Crossover Index)	$1,800,000	6/20/12	0.750% quarterly	$ (189,733)	$(38,838)	$(150,895)
Barclays Capital Inc. (CDX North America Crossover Index)	1,450,005	12/20/12	1.400% quarterly	(195,548)	(35,539)	(160,009)
Barclays Capital Inc. (CDX North America Crossover Index)	1,933,340	12/20/12	1.400% quarterly	(260,731)	(98,299)	(162,432)
Barclays Capital Inc. (CDX North America Crossover Index)	2,513,342	12/20/12	1.400% quarterly	(338,950)	(163,129)	(175,821)
Barclays Capital Inc. (CDX North America Crossover Index)	23,200,080	12/20/12	1.400% quarterly	(3,128,772)	(992,881)	(2,135,891)
Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)*	575,875	7/25/45	0.180% monthly	(141,089)	(36,481)	(104,608)
Net unrealized depreciation on sales of credit default swaps on credit indices						$(2,889,656)

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	47

Notes to financial statements (unaudited) continued

CREDIT DEFAULT SWAP ON CREDIT INDICES — BUY PROTECTION4

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS RECEIVED	UNREALIZED APPRECIATION
Barclays Capital Inc. (CDX North America Crossover Index)	$96,667	6/20/13	3.500% quarterly	$6,878	$(3,486)	$10,364
Credit Suisse First Boston Inc. (CDX North America Crossover Index)	96,667	6/20/13	3.500% quarterly	6,878	(4,424)	11,302
Net unrealized appreciation on buys of credit default swaps on credit indices						$21,666

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

4. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$472,129	$207,242	$35,171
Class B	226,124	74,711	8,974
Class C	262,999	47,171	6,328
Class I	—	220	14
Total	$961,252	$329,344	$50,487

48	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

For the six months ended January 31, 2009, class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS
Class A	$93,159
Class B	—
Class C	—
Class I	1,218
Total	$94,377

5. Distributions to shareholders by class

	SIX MONTHS ENDED JANUARY 31, 2009	YEAR ENDED JULY 31, 2008
Net Investment Income:
Class A	$14,756,355	$33,784,354
Class B	2,138,670	5,738,988
Class C	2,743,187	6,546,844
Class I	438,675	1,364,360
Total	$20,076,887	$47,434,546

6. Shares of beneficial interest

At January 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED JANUARY 31, 2009		YEAR ENDED JULY 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	2,679,724	$14,096,324	6,255,677	$39,746,584
Shares issued on reinvestment	2,642,731	13,421,834	3,575,466	22,585,080
Shares repurchased	(11,859,757)	(60,946,507)	(20,808,043)	(131,762,306)
Net decrease	(6,537,302)	$(33,428,349)	(10,976,900)	$(69,430,642)
Class B
Shares sold	398,625	$2,072,989	927,570	$5,919,848
Shares issued on reinvestment	361,041	1,848,821	598,555	3,810,426
Shares repurchased	(3,252,106)	(17,029,368)	(6,601,970)	(42,122,564)
Net decrease	(2,492,440)	$(13,107,558)	(5,075,845)	$(32,392,290)

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	49

Notes to financial statements (unaudited) continued

	SIX MONTHS ENDED JANUARY 31, 2009		YEAR ENDED JULY 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class C
Shares sold	490,703	$2,484,764	950,826	$6,062,483
Shares issued on reinvestment	482,884	2,457,752	707,703	4,483,813
Shares repurchased	(2,533,048)	(12,998,632)	(5,296,608)	(33,518,984)
Net decrease	(1,559,461)	$(8,056,116)	(3,638,079)	$(22,972,688)
Class I
Shares sold	415,451	$2,083,574	888,932	$5,700,735
Shares issued on reinvestment	84,345	435,206	206,416	1,308,053
Shares repurchased	(3,035,806)	(14,721,362)	(1,729,224)	(11,054,621)
Net decrease	(2,536,010)	$(12,202,582)	(633,876)	$(4,045,833)

7. Capital loss carryforward

At July 31, 2008, the Fund had a net capital loss carryforward of approximately $259,844,726, of which $100,900,760 expires in 2009, $120,890,366 expires in 2010 and $38,053,600 expires in 2011. These amounts will be available to offset any future taxable capital gains.

8. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“ SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and

50	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	51

Notes to financial statements (unaudited) continued

other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

52	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting

Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report	53

Notes to financial statements (unaudited) continued

procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

11. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

54	Legg Mason Partners Strategic Income Fund 2009 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 10-11, 2008, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Partners Strategic Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Ltd (Japan) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser. The Board, including the Independent Trustees, had initially approved the Sub-Advisory Agreements between the Subadviser and Western Asset Management Company Pte. Ltd. (Singapore) and between the Subadviser and Western Asset Management Company Ltd (Japan) at a meeting held on August 11-12, 2008.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management during the Meeting. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the

Legg Mason Partners Strategic Income Fund	55

Board approval of management and subadvisory agreements (unaudited) continued

Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ brokerage policies and practices. In addition, management also reported to the Board on, among other

56	Legg Mason Partners Strategic Income Fund

things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as multi-sector income funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2008 was below the median. The Board noted the explanations from the Manager concerning the underperformance versus the peer group.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”). In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board

Legg Mason Partners Strategic Income Fund	57

Board approval of management and subadvisory agreements (unaudited) continued

also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as multi-sector income funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee (which reflects a fee waiver) were above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also reviewed and considered that the Manager contractually had agreed to continue its fee waiver and/or expense reimbursement arrangements until December 2008.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant the year before. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

58	Legg Mason Partners Strategic Income Fund

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Partners Strategic Income Fund	59

Legg Mason Partners Strategic Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management
Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd. in Singapore

Western Asset Management Company Ltd. in Japan

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent*

Boston Financial Data Services, Inc.

2 Heritage Drive

North Quincy, Massachusetts 02171

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

*	Prior to April 4, 2009, PNC Global Investment Servicing was the Fund’s transfer agent.

Legg Mason Partners Strategic Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS STRATEGIC INCOME FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Fund Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Fund Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Strategic Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2174 3/09 SR09-769

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	April 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	April 2, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:	April 2, 2009